UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2024

Date of reporting period:	May 1, 2023 – April 30, 2024

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam PanAgora ESG Emerging Markets Equity ETF

**Annual report**
**4 | 30 | 24**

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semiannual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund's shareholder reports will be mailed to you beginning in July 2024.

**Blend funds** invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
PPEM

Putnam PanAgora
ESG Emerging Markets
Equity ETF

Annual report
4 | 30 | 24

Message from the Trustees

June 13, 2024

Dear Shareholder:

We are pleased to report that on January 1, 2024, Franklin Resources, Inc., a leading global asset management firm operating as Franklin Templeton, acquired Putnam Investments. With complementary capabilities and an established infrastructure serving over 150 countries, Franklin Templeton enhances Putnam’s investment, risk management, operations, and technology platforms. Together, our firms are committed to delivering strong fund performance and more choices for our investors.

We are also pleased to welcome Jane E. Trust and Gregory G. McGreevey to your Board of Trustees. Ms. Trust is an interested trustee who has served as Senior Vice President, Fund Board Management, at Franklin Templeton since 2020. Mr. McGreevey joins the Board as an independent trustee, most recently serving as Senior Managing Director, Investments, at Invesco Ltd., until 2023.

As we enter this new chapter, you can rest assured that your fund continues to be actively managed by the same experienced investment professionals. Your investment team is exploring new and attractive opportunities for your fund while monitoring changing market conditions.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value (NAV). See below and pages 7–8 for additional performance information, including fund returns at market price. For a portion of the periods, the fund had expense limitations, without which the return would have been lower. Index results should be compared with fund performance at NAV. To obtain the most recent month-end performance, please visit putnam.com or franklintempleton.com or call 1-833-228-5577 (toll free).

All MSCI indices are provided by MSCI.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/24. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 10.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

All MSCI indices are provided by MSCI.

2 PanAgora ESG Emerging Markets Equity ETF

Please describe investing conditions during the reporting period.

During the period, investors closely monitored inflation data, economic growth, and Federal Reserve policy. A big concern was whether the Fed could raise interest rates enough to lower inflation without causing a recession. The Fed made two interest-rate increases during the period. At its meeting in July 2023, the Fed raised rates to a 22-year high of 5.25%–5.50% and held rates steady thereafter.

The U.S. economy showed resilience against the Fed’s restrictive monetary policy. The annual rate of U.S. inflation declined from 4.9% in April 2023 to 3.5% in March 2024, according to data from the Consumer Price Index. Despite higher borrowing costs, the U.S. unemployment rate remained relatively low at 3.8% as of April 2024. Appetite for risk assets was generally strong over the period.

Along with central bank policy, economic and geopolitical tensions contributed to market volatility. In March 2023, the failure of three U.S. regional banks, followed by government intervention, weighed on investor sentiment. Geopolitical turmoil, including the ongoing Russia-Ukraine War and a Hamas-led attack on Israel in October 2023, also caused concern.

PanAgora ESG Emerging Markets Equity ETF 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/24. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

The table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/24. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 PanAgora ESG Emerging Markets Equity ETF

Despite these risks, stocks rallied at the end of calendar 2023 when the Fed signaled it would begin cutting interest rates in early calendar 2024. However, an uptick in inflation in February 2024 prompted the Fed to hold interest rates higher for longer than anticipated.

A handful of mega-cap technology companies with interests in artificial intelligence caused a surge in the U.S. stock market, as measured by the S&P 500 Index, in the first quarter of 2024. In the months that followed, U.S. stocks posted gains more broadly across sectors, and the S&P 500 Index returned 22.66% for the 12-month reporting period.

A generationally weak yen and positive earnings results provided a tailwind for Japanese stocks, and the MSCI Japan Index [ND] returned 19.23% for the reporting period. International stocks returned 9.28% as measured by the MSCI EAFE Index [ND]. Emerging market stocks, as measured by the MSCI Emerging Markets Index [ND], returned 9.88%. China’s worsening economic outlook and the influence of a growing group of retail traders weakened performance of Chinese and emerging market stocks over the period.

How did the fund perform for the reporting period?

For the 12-month period ended April 30, 2024, the fund returned 7.54%, underperforming its benchmark, the MSCI Emerging Markets Index [ND].

Can you discuss some of the fund’s top contributors and detractors from performance relative to the benchmark for the reporting period?

Our alpha model underperformed during the period. The fund held a relative overweight in top alpha names, which was a detractor from fund performance. Despite weak performance of our alpha model, our factor composites performed well over the period. Overall, our ESG [environmental, social and governance], Management & Governance, and Market Intelligence factor composites contributed to results due to positive performance in both top and bottom factor names.

On a country basis, Taiwan was the top contributor, led by the fund’s overweight position in Taiwan Semiconductor Manufacturing Co. Ltd. [Taiwan Semiconductor]. In January 2024, shares of the multinational semiconductor firm rose following upbeat revenue guidance for calendar 2025. The outlook for the semiconductor industry also provided a tailwind, as high-end chips used in artificial intelligence rose sharply in calendar 2024. The fund held an overweight position in Taiwan Semiconductor due to its strong alpha score, stemming from favorable rankings in our proprietary Monthly Sales and ESG scores.

India was the top detractor by country for the period. The fund did not own Reliance Industries Ltd., a Mumbai-based multinational conglomerate. Reliance’s stock rallied in January 2024 when the firm announced plans to open a renewable energy manufacturing complex in Gujarat during the second half of calendar 2024.

By sector, information technology was the fund’s top contributor, led by our position in Taiwan Semiconductor. Consumer discretionary, led by an underweight position in PDD Holdings Inc., was a top detractor. PDD Holdings, a Chinese e-commerce company, performed well on strong revenues, driven by robust sales on its popular Temu shopping application. The fund held an underweight position in PDD Holdings due to its poor factor scores within our proprietary ESG and Quality-based metrics.

PanAgora ESG Emerging Markets Equity ETF 5

What is your outlook and portfolio strategy for the coming months?

The fund seeks to generate an above-benchmark alpha return and an above-benchmark sustainability profile. Management deploys a systematic investment process that seeks to generate excess returns relative to the benchmark. Our investment team uses a bottom-up, quantitative-oriented approach to stock selection. This process seeks to quantify fundamental metrics that are predictive of a company’s business strengths and weaknesses.

Our research has shown that by incorporating a company’s attributes along certain sustainability dimensions, we can complement other fundamental metrics and enhance the alpha model. In addition to using quantitative ESG and sustainability factors to generate alpha, we utilize a proprietary portfolio construction methodology that seeks to optimize both the return and ESG objectives. We believe that ESG investment opportunities offered by the fund will continue to be strong.

Thank you both for your time and insights today.

Past performance is not a guarantee of future results.

The opinions expressed in this article represent the current, good faith views of the author(s) at the time of publication, are provided for limited purposes, are not definitive investment advice, and should not be relied on as such. The information presented in this article has been developed internally and/or obtained from sources believed to be reliable; however, PanAgora does not guarantee the accuracy, adequacy, or completeness of such information. Predictions, opinions, and other information contained in this article are subject to change continually and without notice of any kind and may no longer be true after the date indicated. As with any investment there is a potential for profit as well as the possibility of loss.

Any forward-looking statements speak only as of the date they are made, and PanAgora assumes no duty to and does not undertake to update forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements. This material is directed exclusively at investment professionals. Any investments to which this material relates are available only to or will be engaged in only with investment professionals.

6 PanAgora ESG Emerging Markets Equity ETF

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the periods ended April 30, 2024, the end of its most recent fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or call 1-833-228-5577 (toll free).

Annualized fund performance Total return for periods ended 4/30/24

	Life of fund
	(since 1/19/23)	1 year
Net asset value	3.53%	7.54%
Market price	3.78	7.80

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative annualized index returns For periods ended 4/30/24

	Life of fund
	(since 1/19/23)	1 year
MSCI Emerging Markets Index (ND)	3.92%	9.88%

Index results should be compared with fund performance at net asset value.

All MSCI indices are provided by MSCI.

Past performance does not indicate future results.

All MSCI indices are provided by MSCI.

PanAgora ESG Emerging Markets Equity ETF 7

Fund price and distribution information For the 12-month period ended 4/30/24

Distributions
Number	1
Income	$0.3885
Capital gains	—
Total	$0.3885
Share value	Net asset value	Market price
4/30/23	$19.44	$19.46
4/30/24	20.50	20.57

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/24

	Life of fund
	(since 1/19/23)	1 year
Net asset value	5.15%	7.44%
Market price	5.79	8.27

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Estimated total annual operating expenses for the fiscal year ended 4/30/24*	0.61%
Annualized expense ratio for the six-month period ended 4/30/24†	0.60%

Estimated fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratio.

Expenses are shown as a percentage of average net assets.

* Based on estimated amounts for the current fiscal year.

† Expense ratio is for the fund’s most recent fiscal half year. As a result of this, the ratio may differ from expense ratios based on one-year data in the financial highlights.

8 PanAgora ESG Emerging Markets Equity ETF

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 11/1/23 to 4/30/24. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$3.20
Ending value (after expenses)	$1,146.80

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/24.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (366).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/24, use the following calculation method. To find the value of your investment on 11/1/23, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$3.02
Ending value (after expenses)	$1,021.88

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/24.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (366).

PanAgora ESG Emerging Markets Equity ETF 9

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (ND) is an unmanaged index that seeks to measure equity market performance in the global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Japan Index [ND] is an unmanaged index that seeks to measure the performance of the large and mid-cap segments of the Japanese market. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments or Franklin Templeton, or any of its products or services.

MSCI makes no warranties and shall have no liability with respect to any MSCI data reproduced herein. No further redistribution or use is permitted. This report is not prepared or endorsed by MSCI. Important data provider notices and terms available at www.franklintempletondatasources.com.

10 PanAgora ESG Emerging Markets Equity ETF

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, your fund’s manager sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

The Putnam Funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from January 19, 2023 (commencement of operations) to June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain The Putnam Funds’ proxy voting guidelines and procedures at no charge by calling Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Liquidity risk management program

Putnam Investment Management, LLC (“Putnam Management”), as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2024. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2023 through December 2023. The report included a description of the annual liquidity assessment of the fund that Putnam Management performed in November 2023. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam Management concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

PanAgora ESG Emerging Markets Equity ETF 11

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

12 PanAgora ESG Emerging Markets Equity ETF

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

PanAgora ESG Emerging Markets Equity ETF 13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam ETF Trust and Shareholders of
Putnam PanAgora ESG Emerging Markets Equity ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam PanAgora ESG Emerging Markets Equity ETF (one of the funds constituting Putnam ETF Trust, referred to hereafter as the “Fund”) as of April 30, 2024, the related statement of operations for the year ended April 30, 2024 and the statement of changes in net assets and the financial highlights for the year ended April 30, 2024 and for the period January 19, 2023 (commencement of operations) through April 30, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year ended April 30, 2024, and the changes in its net assets and the financial highlights for the year ended April 30, 2024 and for the period January 19, 2023 (commencement of operations) through April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 13, 2024

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

14 PanAgora ESG Emerging Markets Equity ETF

The fund’s portfolio 4/30/24 (Unaudited)

COMMON STOCKS (99.1%)*	Shares	Value
Air freight and logistics (—%)
Sinotrans, Ltd. Class A (China)	13,100	$10,616
		10,616
Automobile components (1.3%)
Hyundai Mobis Co., Ltd. (South Korea)	1,914	314,378
		314,378
Automobiles (2.2%)
Ford Otomotiv Sanayi AS (Turkey)	2,922	100,527
Kia Corp. (South Korea)	5,468	462,514
		563,041
Banks (20.7%)
Abu Dhabi Islamic Bank PJSC (United Arab Emirates)	70,221	213,216
Banco do Brasil SA (Brazil)	40,200	212,280
Bank Central Asia Tbk PT (Indonesia)	774,500	464,243
CTBC Financial Holding Co., Ltd. (Taiwan)	361,000	377,128
Grupo Financiero Banorte SAB de CV Class O (Mexico)	42,500	421,558
Hana Financial Group, Inc. (South Korea)	8,896	374,441
ICICI Bank, Ltd. ADR (India)	85,549	2,355,164
Industrial & Commercial Bank of China, Ltd. Class H (China)	351,000	188,823
Industrial Bank Co., Ltd. Class A (China)	56,400	130,943
Santander Bank Polska SA (Poland)	662	90,836
Standard Bank Group, Ltd. (South Africa)	37,106	349,115
		5,177,747
Beverages (1.4%)
Fomento Economico Mexicano SAB de CV ADR (Mexico)	606	71,302
Nongfu Spring Co., Ltd. (China)	48,400	284,147
		355,449
Biotechnology (1.7%)
Celltrion, Inc. (South Korea)	3,109	424,389
		424,389
Broadline retail (4.5%)
Alibaba Group Holding, Ltd. ADR (China)	7,229	541,091
JD.com, Inc. ADR (China)	3,833	110,735
Naspers, Ltd. Class N (South Africa)	831	159,033
PDD Holdings, Inc. ADR (China) †	872	109,157
Vipshop Holdings, Ltd. ADR (China)	13,762	206,980
		1,126,996
Capital markets (0.4%)
Huatai Securities Co., Ltd. (China)	44,200	52,053
Huatai Securities Co., Ltd. Class A (China)	22,300	42,174
		94,227
Chemicals (0.3%)
Hengli Petrochemical Co., Ltd. Class A (China) †	39,900	85,176
		85,176
Containers and packaging (0.2%)
Shenzhen YUTO Packaging Technology Co., Ltd. Class A (China)	14,200	52,477
		52,477

PanAgora ESG Emerging Markets Equity ETF 15

COMMON STOCKS (99.1%)* cont.	Shares	Value
Diversified telecommunication services (3.8%)
China Tower Corp., Ltd. (China)	972,000	$113,817
Emirates Telecommunications Group Co. PJSC (United Arab Emirates)	54,273	249,429
Orange Polska SA (Poland)	8,155	15,741
Saudi Telecom Co. (Saudi Arabia)	36,805	369,418
Telefonica Brasil SA (Brazil)	16,600	151,339
Telekom Malaysia Bhd (Malaysia)	46,300	59,998
		959,742
Electric utilities (0.3%)
Enel Chile SA (Chile)	1,087,678	64,578
		64,578
Electrical equipment (0.1%)
Ningbo Sanxing Medical Electric Co., Ltd. Class A (China)	6,200	28,838
		28,838
Electronic equipment, instruments, and components (2.3%)
AAC Technologies Holdings, Inc. (China)	31,000	98,361
Delta Electronics, Inc. (Taiwan)	38,733	380,867
Foxconn Industrial Internet Co., Ltd. Class A (China)	32,700	107,410
		586,638
Entertainment (1.5%)
37 Interactive Entertainment Network Technology Group Co., Ltd. Class A (China)	6,600	15,184
NetEase, Inc. ADR (China)	3,820	357,055
		372,239
Food products (1.9%)
Inner Mongolia Yili Industrial Group Co., Ltd. Class A (China)	16,100	63,570
Uni-President Enterprises Corp. (Taiwan)	177,000	415,414
		478,984
Gas utilities (0.6%)
China Resources Gas Group, Ltd. (China)	42,200	133,760
ENN Natural Gas Co., Ltd. (China)	10,100	25,172
		158,932
Health care providers and services (2.1%)
Bangkok Dusit Medical Services PCL (NVDR) (Thailand)	311,700	243,446
Dr. Sulaiman Al Habib Medical Services Group Co. (Saudi Arabia)	3,526	291,838
		535,284
Hotels, restaurants, and leisure (1.0%)
Meituan Class B (China) †	17,700	243,798
		243,798
Household durables (0.5%)
Gree Electric Appliances, Inc. of Zhuhai Class A (China)	8,000	46,508
Midea Group Co., Ltd. Class A (China)	9,300	89,524
		136,032
Industrial conglomerates (1.6%)
Samsung C&T Corp. (South Korea)	3,207	345,527
Sime Darby Bhd (Malaysia)	109,600	64,272
		409,799
Insurance (5.4%)
Caixa Seguridade Participacoes S/A (Brazil)	4,100	12,365
Cathay Financial Holding Co., Ltd. (Taiwan)	294,000	455,860

16 PanAgora ESG Emerging Markets Equity ETF

COMMON STOCKS (99.1%)* cont.	Shares	Value
Insurance cont.
Ping An Insurance Group Co. of China, Ltd. Class H (China)	101,802	$464,175
Powszechny Zaklad Ubezpieczen SA (Poland)	15,071	189,682
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	545	121,478
Samsung Life Insurance Co., Ltd. (South Korea)	1,725	108,721
		1,352,281
Interactive media and services (4.3%)
NAVER Corp. (South Korea)	825	108,614
Tencent Holdings, Ltd. (China)	21,988	966,721
		1,075,335
IT Services (5.3%)
Chinasoft International, Ltd. (China)	128,000	76,740
Infosys, Ltd. ADR (India)	62,356	1,041,969
Samsung SDS Co., Ltd. (South Korea)	1,875	215,086
		1,333,795
Machinery (1.0%)
Weichai Power Co., Ltd. Class H (China)	98,371	201,492
Yutong Bus Co., Ltd. Class A (China)	9,700	34,355
Zhejiang Dingli Machinery Co., Ltd. Class A (China)	2,600	23,594
		259,441
Metals and mining (3.4%)
CSN Mineracao SA (Brazil)	55,000	52,324
Gold Fields, Ltd. ADR (South Africa)	28,546	461,589
Grupo Mexico SAB de CV Class B (Mexico)	33,600	207,632
Kumba Iron Ore, Ltd. (South Africa)	5,117	124,933
		846,478
Oil, gas, and consumable fuels (1.8%)
Petronas Dagangan Bhd (Malaysia)	16,700	75,779
PTT PCL (NVDR) (Thailand)	371,200	337,654
Turkiye Petrol Rafinerileri AS (Turkey)	6,916	41,767
		455,200
Paper and forest products (0.4%)
Shandong Sun Paper Industry JSC, Ltd. Class A (China)	42,700	91,725
		91,725
Pharmaceuticals (4.8%)
Dr. Reddy’s Laboratories, Ltd. ADR (India)	14,694	1,079,568
Richter Gedeon Nyrt (Hungary)	5,384	137,090
		1,216,658
Real estate management and development (1.9%)
Aldar Properties PJSC (United Arab Emirates)	183,624	273,026
China Merchants Shekou Industrial Zone Holdings Co., Ltd. Class A (China)	22,400	26,102
China Resources Mixc Lifestyle Services, Ltd. (China)	28,400	100,687
Country Garden Services Holdings Co., Ltd. (China)	91,000	61,315
WHA Corp PCL (NVDR) (Thailand)	63,500	8,554
		469,684
Semiconductors and semiconductor equipment (11.0%)
Novatek Microelectronics Corp. (Taiwan)	18,966	358,747
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	100,265	2,415,944
		2,774,691

PanAgora ESG Emerging Markets Equity ETF 17

COMMON STOCKS (99.1%)* cont.	Shares	Value
Specialty retail (1.1%)
Shanghai Yuyuan Tourist Mart Group Co., Ltd. Class A (China)	17,500	$14,276
Topsports International Holdings, Ltd. (China)	77,000	53,136
Vibra Energia SA (Brazil)	46,800	211,441
		278,853
Technology hardware, storage, and peripherals (7.7%)
Compal Electronics, Inc. (Taiwan)	207,000	227,320
GRG Banking Equipment Co., Ltd. Class A (China)	12,500	20,539
Lenovo Group, Ltd. (China)	281,065	318,339
Samsung Electronics Co., Ltd. (South Korea)	23,165	1,282,139
Wistron Corp. (Taiwan)	20,000	68,212
		1,916,549
Transportation infrastructure (0.6%)
CCR SA (Brazil)	37,500	89,045
Jiangsu Expressway Co., Ltd. Class A (China)	9,900	15,189
Jiangsu Expressway Co., Ltd. Class H (China)	38,944	38,177
		142,411
Wireless telecommunication services (2.0%)
Advanced Info Service PCL (NVDR) (Thailand)	40,900	217,445
Far EasTone Telecommunications Co., Ltd. (Taiwan)	70,000	173,669
SK Telecom Co., Ltd. (South Korea)	349	12,929
TIM SA/Brazil (Brazil)	29,200	99,028
		503,071
Total common stocks (cost $23,875,305)		$24,895,532

SHORT-TERM INVESTMENTS (0.7%)*	Shares	Value
Putnam Government Money Market Fund Class P 5.04% L	171,450	$171,450
Total short-term investments (cost $171,450)		$171,450

TOTAL INVESTMENTS
Total investments (cost $24,046,755)	$25,066,982

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
JSC	Joint Stock Company
NVDR	Non-voting Depository Receipts
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2023 through April 30, 2024 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $25,112,935.
†	This security is non-income-producing.
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
China	22.5%	Saudi Arabia	2.6%
Taiwan	19.4	Indonesia	1.9
India	17.9	Poland	1.2
South Korea	15.0	Malaysia	0.8
South Africa	4.4	United States	0.7
Brazil	3.3	Turkey	0.6
Thailand	3.2	Hungary	0.5
United Arab Emirates	2.9	Chile	0.3
Mexico	2.8	Total	100.0%

18 PanAgora ESG Emerging Markets Equity ETF

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$607,422	$2,302,965	$—
Consumer discretionary	1,179,404	1,483,694	—
Consumer staples	71,302	763,131	—
Energy	—	455,200	—
Financials	3,001,367	3,622,888	—
Health care	1,079,568	1,096,763	—
Industrials	89,045	762,060	—
Information technology	1,041,969	5,569,704	—
Materials	721,545	354,311	—
Real estate	—	469,684	—
Utilities	64,578	158,932	—
Total common stocks	7,856,200	17,039,332	—
Short-term investments	171,450	—	—
Totals by level	$8,027,650	$17,039,332	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

PanAgora ESG Emerging Markets Equity ETF 19

Statement of assets and liabilities 4/30/24

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $23,875,305)	$24,895,532
Affiliated issuers (identified cost $171,450) (Note 6)	171,450
Foreign currency (cost $22,956) (Note 1)	22,664
Dividends, interest and other receivables	47,256
Total assets	25,136,902

LIABILITIES
Payable for compensation of Manager (Note 2)	23,967
Total liabilities	23,967

Net assets	$25,112,935

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$24,372,866
Total distributable earnings (Note 1)	740,069
Total — Representing net assets applicable to capital shares outstanding	$25,112,935

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($25,112,935 divided by 1,225,000 shares)	$20.50

The accompanying notes are an integral part of these financial statements.

20 PanAgora ESG Emerging Markets Equity ETF

Statement of operations Year ended 4/30/24

INVESTMENT INCOME
Dividends (net of foreign tax of $83,520)	$559,227
Interest (including interest income of $5,353 from investments in affiliated issuers) (Note 6)	5,373
Total investment income	564,600

EXPENSES
Compensation of Manager (Note 2)	122,926
Fees waived and reimbursed by Manager (Note 2)	(311)
Total expenses	122,615

Net investment income	441,985

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(79,009)
Foreign currency transactions (Note 1)	(33,814)
Net increase from payments by affiliates (Note 2)	2,325
Total net realized loss	(110,498)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	1,222,953
Assets and liabilities in foreign currencies	(1,100)
Total change in net unrealized appreciation	1,221,853

Net gain on investments	1,111,355

Net increase in net assets resulting from operations	$1,553,340

The accompanying notes are an integral part of these financial statements.

PanAgora ESG Emerging Markets Equity ETF 21

Statement of changes in net assets

		For the period
		1/19/23
		(commencement
	Year ended	of operations)
INCREASE IN NET ASSETS	4/30/24	to 4/30/23
Operations
Net investment income	$441,985	$59,544
Net realized loss on investments
and foreign currency transactions	(110,498)	(262,076)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	1,221,853	(202,814)
Net increase (decrease) in net assets resulting
from operations	1,553,340	(405,346)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(407,925)	—
Proceeds from shares sold (Note 4)	5,492,936	18,741,756
Decrease from shares redeemed (Note 4)	—	(1,887,949)
Other capital (Note 4)	5,493	20,630
Total increase in net assets	6,643,844	16,469,091

NET ASSETS
Beginning of period (Note 5)	18,469,091	2,000,000
End of period	$25,112,935	$18,469,091

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	950,000	100,000
Shares sold (Note 4)	275,000	950,000
Shares redeemed (Note 4)	—	(100,000)
Shares outstanding at end of period	1,225,000	950,000

The accompanying notes are an integral part of these financial statements.

22 PanAgora ESG Emerging Markets Equity ETF

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
		For the period
		1/19/23
	(commencement
	Year ended	of operations)
	4/30/24	to 4/30/23
Net asset value, beginning of period	$19.44	$20.00
Investment operations:
Net investment income (loss) [a]	.42	.08
Net realized and unrealized gain (loss) on investments	1.02	(.67)
Total from investment operations	1.44	(.59)
Less distributions:
From net investment income	(.39)	—
Total distributions	(.39)	—
Other capital	.01	.03
Net asset value, end of period	$20.50	$19.44
Total return at net asset value (%) [b]	7.54	(2.80)*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$25,113	$18,469
Ratio of expenses to average net assets (%) [c,d]	.60	.17*
Ratio of net investment income (loss) to average net assets (%) [d]	2.16	.41*
Portfolio turnover (%) [e]	87	45*

* Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Reflects waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Notes 2 and 6):

Percentage of average net assets
April 30, 2024	<0.01%
April 30, 2023	<0.01

e Portfolio turnover excludes securities received or delivered in-kind, if any.

The accompanying notes are an integral part of these financial statements.

PanAgora ESG Emerging Markets Equity ETF 23

Notes to financial statements 4/30/24

Unless otherwise noted, the “reporting period” represents the period from May 1, 2023 through April 30, 2024. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
ESG	Environmental, social and/or corporate governance
ETF	Exchange-traded fund
Franklin Templeton	Franklin Resources, Inc.
JPMorgan	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
PanAgora	PanAgora Asset Management, Inc., an affiliate of Putnam Management
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Templeton
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam PanAgora ESG Emerging Markets Equity ETF (the fund) is a diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF. The fund’s investment objective is to seek long term capital appreciation.

The fund invests mainly in common stocks (growth or value stocks or both) of emerging markets companies of any size with a focus on companies that the fund’s subadviser, PanAgora, believes offer attractive benchmark-relative returns and exhibit positive ESG metrics. In evaluating and selecting investments for the fund, PanAgora employs a proprietary framework using quantitative models that identify companies that offer above-market return potential based on their ESG metrics, together with other proprietary factors measuring a company’s financial and operational health, and then construct a portfolio that integrates return potential and ESG metrics.

PanAgora uses advanced statistical and machine learning techniques, together with third-party and proprietary data sources, in evaluating companies’ ESG metrics and return potential. Metrics designed to evaluate companies’ environmental practices may include third-party or proprietary data sources, including those regarding a company’s environmental footprint or its environmental efficiencies. Metrics designed to evaluate companies’ social practices may include third-party or proprietary data sources, including those regarding board diversity levels at a company. Metrics designed to evaluate companies’ governance practices may include third-party or proprietary data sources, including those regarding a company’s compensation practices. The ESG metrics and information used in the portfolio construction process may change over time and may not be relevant to all companies that are eligible for investment by the fund.

In addition, the fund will not invest in securities of companies that PanAgora, based on third-party data, determines at the time of investment to have a category 5 controversy rating (an assessment of a company’s involvement in incidents with negative ESG implications) or to be substantially engaged in Arctic drilling or in the thermal coal, palm oil, controversial weapons or tobacco industries (each, a “Restricted Company”). In addition, at the time of any periodic rebalancing of the fund’s portfolio, the fund will dispose of its position in any security that, at that time, PanAgora determines to be a Restricted Company. Further, the fund will not purchase securities of any company that PanAgora, based on third-party data, determines at the time of investment to have a severe ESG risk rating (which measures a company’s exposure to industry-specific material ESG risks and how well a company is managing those risks) or to be classified as non-compliant under the United Nations Global Compact principles (each, a “Benchmark-Constrained Company”) if, immediately following such purchase, the fund would have an overweight position in the Benchmark-Constrained Company relative to its benchmark. In addition, at the time of any periodic rebalancing of the fund’s portfolio, the fund will dispose of the overweight portion (relative to its benchmark) of its position in any security that, at that time, PanAgora determines to be a Benchmark-Constrained Company.

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of emerging markets companies that meet PanAgora’s ESG criteria, as described above. PanAgora will assign each company an ESG rating using proprietary ESG scores. In order to meet PanAgora’s ESG criteria, a company must have an ESG score above 0, reflecting more positive characteristics, and, on or after June 12, 2023, must also not be a Restricted Company or a Benchmark-Constrained Company. A negative ESG score indicates a lower (or worse)

24 PanAgora ESG Emerging Markets Equity ETF

rating. PanAgora assigns companies an ESG score that ranges from –2 to +2, although the range of scores may change over time. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. PanAgora may not apply ESG criteria to investments that are not subject to the fund’s 80% policy, and such investments may not meet PanAgora’s ESG criteria.

Emerging markets include countries in the MSCI Emerging Market Index or countries that PanAgora considers to be emerging markets based on an evaluation of their level of economic development or the size and experience of their securities markets.

The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

PanAgora may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. While PanAgora may consider independent third-party data as a part of its analytical process (and currently uses third-party data in applying certain of the fund’s investment policies), the portfolio management team performs its own independent analysis of issuers, through its quantitative model and proprietary scoring system, and does not rely solely on third-party screens.

From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors. From time to time, the fund may invest a significant portion of its assets in companies in one or more related geographic regions, such as Asian or Pacific Basin countries.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

PanAgora ESG Emerging Markets Equity ETF 25

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from

26 PanAgora ESG Emerging Markets Equity ETF

changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2024, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$218,381	$—	$218,381

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $104,346 to increase undistributed net investment income and $104,346 to increase accumulated net realized loss.

PanAgora ESG Emerging Markets Equity ETF 27

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,957,591
Unrealized depreciation	(1,203,452)
Net unrealized appreciation	754,139
Undistributed ordinary income	205,499
Capital loss carryforward	(218,381)
Cost for federal income tax purposes	$24,312,843

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.60% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. During the reporting period, management fees paid were reduced by $311 relating to the fund’s investment in Putnam Government Money Market Fund.

PanAgora is authorized by the Trustees to make investment decisions for the assets of the fund as determined by Putnam Management. Putnam Management (and not the fund) pays a quarterly sub-advisory fee to PanAgora for its services at an annual rate of 0.21% of the average net assets of the fund.

On January 1, 2024, a subsidiary of Franklin Templeton acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management became an indirect, wholly-owned subsidiary of Franklin Templeton. PanAgora, the fund’s subadviser, was not acquired in the Transaction and remains an indirect, wholly-owned subsidiary of Great-West Lifeco Inc., which, prior to the Transaction, was the parent company of Putnam Holdings. The Transaction also resulted in the automatic termination of the investment management contract between the fund and Putnam Management and the sub-advisory contract for the fund between Putnam Management and PanAgora that were in place before the Transaction (together, the “Previous Advisory Contracts”). However, Putnam Management and PanAgora continue to provide uninterrupted services with respect to the fund pursuant to new investment management and sub-advisory contracts that were approved by fund shareholders at a shareholder meeting held in connection with the Transaction and that took effect on January 1, 2024 (together, the “New Advisory Contracts”). The terms of the New Advisory Contracts are substantially similar to those of the Previous Advisory Contracts, and the fee rates payable under the New Advisory Contracts are the same as the fee rates under the Previous Advisory Contracts.

Effective June 1, 2024, under an agreement with Putnam Management, Franklin Templeton Services, LLC, a wholly-owned subsidiary of Franklin Templeton and an affiliate of Putnam Management, will provide certain administrative services to the fund. The fee for those services will be paid by Putnam Management based on the costs incurred by Franklin Templeton Services, LLC, and is not an additional expense of the fund.

Putnam Management voluntarily reimbursed the fund $2,325 for a compliance violation which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

28 PanAgora ESG Emerging Markets Equity ETF

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$23,144,463	$17,810,805
U.S. government securities (Long-term)	—	—
Total	$23,144,463	$17,810,805

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Other capital in the Statement of changes in net assets.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on May 10, 2022. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,000,000 by Putnam Investment Holdings, LLC and the issuance of 100,000 shares on January 19, 2023.

PanAgora ESG Emerging Markets Equity ETF 29

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/23	cost	proceeds	income	of 4/30/24
Short-term investments
Putnam Government
Money Market Fund
Class P*	$9,539	$5,738,853	$5,576,942	$5,353	$171,450
Total Short-term
investments	$9,539	$5,738,853	$5,576,942	$5,353	$171,450

* Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund (Note 2). There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Investing in companies or issuers that exhibit a commitment to ESG factors may result in the fund investing in certain types of companies or issuers that underperform the market as a whole. In evaluating an investment opportunity, Putnam Management may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies and issuers in which the fund invests, the fund may temporarily hold securities that are inconsistent with its ESG investment criteria.

30 PanAgora ESG Emerging Markets Equity ETF

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $641,962 and taxes paid to foreign countries were $83,520.

The fund designated $784 of income eligible as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates $294,684, or the maximum amount allowable, of its taxable ordinary income earned as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2025 will show the tax status of all distributions paid to your account in calendar 2024.

PanAgora ESG Emerging Markets Equity ETF 31

Shareholder meeting results (Unaudited)

October 20, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
956,990	—	—

At the meeting, a new Sub-Advisory Agreement for your fund between Putnam Investment Management, LLC and PanAgora Asset Management, Inc. was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
956,990	—	—

All tabulations are rounded to the nearest whole number.

32 PanAgora ESG Emerging Markets Equity ETF

# About the Trustees

## INDEPENDENT TRUSTEES

**Liaquat Ahamed**
*Born 1952, Trustee since 2012*
**Principal occupations during past five years:** Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

**Other directorships:** Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

**Barbara M. Baumann**
*Born 1955, Trustee since 2010, Vice Chair since 2022*
**Principal occupations during past five years:** President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

**Other directorships:** Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

**Katinka Domotorffy**
*Born 1975, Trustee since 2012*
**Principal occupations during past five years:** Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

**Other directorships:** Director of the Great Lakes Science Center and of College Now Greater Cleveland.

**Catharine Bond Hill**
*Born 1954, Trustee since 2017*
**Principal occupations during past five years:** Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

**Other directorships:** Director of Yale-NUS College and Trustee of Yale University.

**Kenneth R. Leibler**
*Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018*
**Principal occupations during past five years:** Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

**Other directorships:** Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

**Gregory G. McGreevey**
*Born 1962, Trustee since 2024*
**Principal occupations during past five years:** Until 2023, Senior Managing Director, Investments, Invesco Ltd., a global investment firm.

**Other directorships:** Previously, a Director of Invesco Mortgage Capital, Inc., a publicly traded real estate investment trust.

**Jennifer Williams Murphy***
*Born 1964, Trustee since 2022*
**Principal occupations during past five years:** Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

**Other directorships:** Previously, a Director of Western Asset Mortgage Capital Corporation.

PanAgora ESG Emerging Markets Equity ETF 33

34 PanAgora ESG Emerging Markets Equity ETF

* Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

† Mr. Reynolds is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. He is President of your fund and each of the other Putnam funds and holds direct beneficial interest in shares of Franklin Templeton, of which Putnam Management is an indirect wholly-owned subsidiary.

‡ Ms. Trust is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management by virtue of her positions with certain affiliates of Putnam Management.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2024, the Putnam family of funds included 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds. Each Trustee serves as Trustee of all funds in the Putnam family of funds. Ms. Trust also serves as Trustee of 123 other funds that are advised by one or more affiliates of Putnam Management.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

PanAgora ESG Emerging Markets Equity ETF 35

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Kevin R. Blatchford (Born 1967)	Martin Lemaire (Born 1984)
Vice President and Assistant Treasurer	Vice President and Derivatives Risk Manager
Since 2023	Since 2022
Director, Financial Reporting, Putnam Holdings	Risk Manager and Risk Analyst, Putnam Management

James F. Clark (Born 1974)	Denere P. Poulack (Born 1968)
Vice President and Chief Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2016	and Assistant Treasurer
Chief Compliance Officer, Putnam Management	Since 2004
and Putnam Holdings
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services, Putnam Holdings
Jonathan S. Horwitz (Born 1955)	and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Kelley Hunt (Born 1984)	Deputy General Counsel, Franklin Templeton, and
AML Compliance Officer	Secretary, Putnam Holdings, Putnam Management, and
Since 2023	Putnam Retail Management
Manager, U.S. Financial Crime Compliance,
Franklin Templeton

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer, other than Ms. Hunt, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716.

36 PanAgora ESG Emerging Markets Equity ETF

Fund information

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Barbara M. Baumann, Vice Chair	and Clerk
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Jonathan S. Horwitz
	Catharine Bond Hill	Executive Vice President,
Investment Sub-Advisor	Gregory G. McGreevey	Principal Executive Officer,
PanAgora Asset Management, Inc.	Jennifer Williams Murphy	and Compliance Liaison
One International Place, 24th Floor	Marie Pillai
Boston, MA 02110	George Putnam III	Kelley Hunt
	Robert L. Reynolds	AML Compliance Officer
Distribution Services	Manoj P. Singh
Foreside Fund Services, LLC	Mona K. Sutphen	Martin Lemaire
Three Canal Plaza, Suite 100	Jane E. Trust	Vice President and
Portland, ME 04101		Derivatives Risk Manager
Officers
Custodian	Robert L. Reynolds	Denere P. Poulack
State Street Bank	President, The Putnam Funds	Assistant Vice President,
and Trust Company		Assistant Clerk, and
	Kevin R. Blatchford	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Assistant Treasurer	Janet C. Smith
Vice President,
Independent Registered	James F. Clark	Principal Financial Officer,
Public Accounting Firm	Vice President and	Principal Accounting Officer,
PricewaterhouseCoopers LLP	Chief Compliance Officer	and Assistant Treasurer

Stephen J. Tate
Vice President and
Chief Legal Officer

Call 1-833-228-5577 (toll free) Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com or franklintempleton.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments (Code of Ethics of Franklin Templeton effective March 4, 2024) with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In connection with the acquisition of Putnam Investments by Franklin Templeton, the Putnam Investments Code of Ethics was amended effective January 1, 2024 to reflect revised compliance processes, including: (i) Compliance with the Putnam Investments Code of Ethics will be viewed as compliance with the Franklin Templeton Code for certain Putnam employees who are dual-hatted in Franklin Templeton advisory entities (ii) Certain Franklin Templeton employees are required to hold shares of Putnam mutual funds at Putnam Investor Services, Inc. and (iii) Certain provisions of the Putnam Investments Code of Ethics are amended that are no longer needed due to organizational changes. Effective March 4, 2024, the majority of legacy Putnam employees transitioned to Franklin Templeton policies outlined in the Franklin Templeton Code.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2024	$20,997	$ —	$3,293	$ —
April 30, 2023	$20,034	$ —	$2,226	$ —

For the fiscal years ended April 30, 2024 and April 30, 2023, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $667,656 and $244,237 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2024	$ —	$664,363	$ —	$ —
April 30, 2023	$ —	$242,011	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith In addition, the Code of Ethics of PanAgora Asset Management, Inc. is filed herewith.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2024

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 26, 2024